UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7066

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2007

ITEM 1.           REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset
Emerging Markets
Income Fund Inc.

SEMI-ANNUAL REPORT

FEBRUARY 28, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset
Emerging Markets
Income Fund Inc.

Semi-Annual Report • February 28, 2007

What’s	Letter from the Chairman	I
Inside
	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	7

	Statement of Operations	8

	Statements of Changes in Net Assets	9

	Statement of Cash Flows	10

Fund Objective	Financial Highlights	11
The Fund’s primary
investment objective is to	Notes to Financial Statements	12
seek high current income.
As a secondary objective,	Additional Shareholder Information	21
the Fund seeks capital
appreciation.	Dividend Reinvestment and Cash Purchase Plan	22

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer
Dear Shareholder,

U.S. economic growth was mixed during the six-month reporting period. Gross domestic product (“GDP”)[i] increased a sharp 5.6% in the first quarter of 2006, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened somewhat in the fourth quarter due, in part, to increased consumer spending. Over this time, GDP growth was 2.5%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings and again in March 2007 after the reporting period ended. In its statement accompanying the March 2007 meeting, the Fed stated, “Recent indicators have been mixed and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters.” “...the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. After peaking in late June 2006 — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. Yields then moved higher during much of the reporting period on the back of strong employment data and expectations that the Fed would not be lowering short-term interest rates in the near future. However, yields then fell sharply at the end of February as economic data weakened and the stock market experienced its largest one day decline in more than five years. Overall, during the six months ended February 28, 2007, two-year Treasury yields moved from 4.79% to 4.65%. Over the same period, 10-year Treasury yields fell

Western Asset Emerging Markets Income Fund Inc.	I

from 4.74% to 4.56%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv returned 3.66%.

Strong demand from investors seeking incremental returns, solid corporate profits and low default rates helped high yield bonds generate solid returns during the reporting period. During the six-month period ended February 28, 2007, the Citigroup High Yield Market Index[v] returned 8.29%.

Despite some periods of weakness, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 5.88%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Performance Review

For the six months ended February 28, 2007, the Western Asset Emerging Markets Income Fund Inc. returned 5.33% based on its net asset value (“NAV”)vii and 4.08% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global, returned 5.88%, for the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageviii increased 6.47%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $1.25 per share. The performance table shows the Fund’s six-month total return based on its NAV and market price as of February 28, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2007 (unaudited)

Price Per Share	Six-Month Total Return
$15.22 (NAV)	5.33%
$14.68 (Market Price)	4.08%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

II             Western Asset Emerging Markets Income Fund Inc.

Special Shareholder Notices

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund, under an additional sub-advisory agreement between Western Asset Management Company (“Western Asset”) and Western Asset Limited. Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-dollar denominated securities. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds, and endowment funds.

On December 21, 2006, the Fund announced that Board of Directors approved a management recommendation to change the then current, non-fundamental investment policy that limited investment in non-dollar-denominated securities to no more than 15% of total assets. Effective January 2, 2007, this investment restriction was removed. Management requested this change to allow the Fund greater flexibility in its investment policies by permitting unrestricted investment in non-dollar-denominated securities.ix

Prior to October 9, 2006, the Fund was known as Salomon Brothers Emerging Markets Income Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the

Western Asset Emerging Markets Income Fund Inc.	III

NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
March 29, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher-rated and domestic investments. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended February 28, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category, and excluding sales charges.

ix

Investing in non-dollar denominated securities involves risks, including the risk that the Fund may be limited in its ability to hedge the value of its non-dollar-denominated investments against currency fluctuations. As a result, a decline in the value of currencies against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will, in turn, affect the Fund’s income and net asset value.

IV            Western Asset Emerging Markets Income Fund Inc.

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments
Sovereign Bonds
61.7%
Corporate Bonds & Notes
28.8%
Warrants
0.1%
Short-Term Investments
9.4%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
February 28, 2007

Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report	1

Schedule of Investments (February 28, 2007) (unaudited)

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Face Amount†		Security	Value
SOVEREIGN BONDS — 61.7%
Argentina — 4.4%
		Republic of Argentina:
500,000	DEM	7.000% due 3/18/04 (a)	$117,536
1,000,000	EUR	9.000% due 4/26/06 (a)	446,529
550,000	EUR	9.000% due 7/6/10 (a)	241,953
33,750		5.475% due 8/3/12 (b)	32,007
950,000	DEM	11.750% due 11/13/26 (a)	212,072
638,400	ARS	Bonds, 2.000% due 1/3/10 (b)	427,152
650,276	ARS	Discount Bonds, 5.830% due 12/31/33 (b)	280,000
		GDP Linked Securities:
10,662,020	ARS	0.624% due 12/15/35 (b)	383,465
490,000		0.649% due 12/15/35 (b)	65,096
600,000	EUR	0.662% due 12/15/35 (b)	100,023
		Medium-Term Notes:
500,000,000	ITL	7.000% due 3/18/04 (a)	115,304
1,000,000	EUR	10.000% due 2/22/07 (a)	459,760
		Total Argentina	2,880,897
Brazil — 13.6%
		Federative Republic of Brazil:
3,113,000		11.000% due 8/17/40 (c)	4,158,968
		Collective Action Securities:
755,000		8.750% due 2/4/25	953,187
3,391,000		Notes, 8.000% due 1/15/18 (c)	3,797,920
		Total Brazil	8,910,075
Colombia — 3.3%
		Republic of Colombia:
175,000		8.125% due 5/21/24	202,563
1,832,000		7.375% due 9/18/37 (c)	1,959,782
		Total Colombia	2,162,345
Ecuador — 1.1%
877,000		Republic of Ecuador, 10.000% due 8/15/30 (d)	749,835
El Salvador — 0.8%
		Republic of El Salvador:
92,000		7.750% due 1/24/23 (d)	106,030
323,000		8.250% due 4/10/32 (d)	392,445
		Total El Salvador	498,475

See Notes to Financial Statements.

2              Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (February 28, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Indonesia — 0.6%
300,000	Republic of Indonesia, 8.500% due 10/12/35 (d)	$367,860
Malaysia — 2.0%
633,000	Federation of Malaysia, 8.750% due 6/1/09	683,198
	Penerbangan Malaysia Berhad:
408,000	5.625% due 3/15/16 (d)	418,822
190,000	Series REGS, 5.625% due 3/15/16 (d)	194,790
	Total Malaysia	1,296,810
Mexico — 10.7%
	United Mexican States:
325,000	11.375% due 9/15/16	465,563
	Medium-Term Notes:
4,970,000	5.625% due 1/15/17 (c)	4,992,365
917,000	6.750% due 9/27/34	1,001,593
471,000	Series A, 6.625% due 3/3/15	505,736
	Total Mexico	6,965,257
Panama — 2.6%
	Republic of Panama:
5,000	9.625% due 2/8/11	5,700
934,000	9.375% due 4/1/29	1,250,393
407,000	6.700% due 1/26/36	425,315
	Total Panama	1,681,408
Peru — 1.9%
1,262,400	Republic of Peru, FLIRB, 5.000% due 3/7/17 (b)	1,259,244
Philippines — 1.2%
	Republic of the Philippines:
484,000	10.625% due 3/16/25 (e)	689,688
95,000	7.750% due 1/14/31	107,169
	Total Philippines	796,857
Russia — 6.8%
	Russian Federation:
750,000	11.000% due 7/24/18 (d)	1,084,687
455,000	12.750% due 6/24/28 (d)	826,963
2,208,000	5.000% due 3/31/30 (d)	2,503,320
	Total Russia	4,414,970
South Africa — 1.0%
605,000	Republic of South Africa, 6.500% due 6/2/14	641,300
Turkey — 4.0%
	Republic of Turkey:
605,000	11.500% due 1/23/12	735,077
126,000	11.000% due 1/14/13	153,721

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report	3

Schedule of Investments (February 28, 2007) (unaudited) (continued)

Face Amount†	Security	Value
Turkey — 4.0% (continued)
919,000	11.875% due 1/15/30 (e)	$1,403,772
80,000	Collective Action Securities, Notes, 9.500% due 1/15/14	92,900
235,000	Notes, 6.875% due 3/17/36	222,369
	Total Turkey	2,607,839
Uruguay — 1.3%
188,066	Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36	204,945
562,724	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (f)	628,141
	Total Uruguay	833,086
Venezuela — 6.4%
	Bolivarian Republic of Venezuela:
75,000	5.375% due 8/7/10 (d)	73,181
1,053,000	8.500% due 10/8/14	1,167,777
1,011,000	5.750% due 2/26/16	944,779
217,000	7.650% due 4/21/25	230,997
	Collective Action Securities:
335,000	9.375% due 1/13/34 (e)	435,500
1,100,000	Notes, 10.750% due 9/19/13	1,338,425
	Total Venezuela	4,190,659
	TOTAL SOVEREIGN BONDS (Cost — $36,733,916)	40,256,917
CORPORATE BONDS & NOTES — 28.8%
Brazil — 4.3%
	Vale Overseas Ltd., Notes:
281,000	6.250% due 1/23/17	290,262
471,000	8.250% due 1/17/34	578,687
1,830,000	6.875% due 11/21/36 (c)	1,933,863
	Total Brazil	2,802,812
Chile — 1.4%
861,000	Enersis SA, Notes, 7.375% due 1/15/14	943,298
India — 0.2%
114,000	ICICI Bank Ltd., Bonds, 6.375% due 4/30/22 (b)(d)	116,145
Kazakhstan — 1.0%
340,000	ATF Capital BV, 9.250% due 2/21/14 (d)	339,150
320,000	TuranAlem Finance BV, 8.250% due 1/22/37 (d)	325,200
	Total Kazakhstan	664,350
Malaysia — 0.2%
146,000	Sarawak International Inc., Senior Bonds, 5.500% due 8/3/15	146,014
Mexico — 6.1%
	Axtel SA de CV:
40,000	11.000% due 12/15/13	44,800

See Notes to Financial Statements.

4              Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (February 28, 2007) (unaudited) (continued)

Face Amount†		Security	Value
Mexico — 6.1% (continued)
200,000		Senior Notes, 7.625% due 2/1/17 (d)	$201,000
160,000		Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16 (b)(d)	163,095
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
100,000		9.375% due 5/1/12	107,750
20,000		12.500% due 6/15/12	21,675
		Pemex Project Funding Master Trust:
68,000		6.125% due 8/15/08	68,578
800,000		9.125% due 10/13/10	894,000
1,100,000		8.000% due 11/15/11	1,211,100
858,000		Bonds, 6.625% due 6/15/35	889,103
47,000		Senior Notes, 5.970% due 12/3/12 (b)(d)	47,411
4,000,000	MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.944% due 1/31/16	360,385
		Total Mexico	4,008,897
Panama — 0.4%
261,000		MMG Fiduciary Trust Corp., 6.750% due 2/1/16 (d)	265,553
Russia — 11.1%
1,880,000		Gaz Capital SA, Notes, 8.625% due 4/28/34 (d)	2,409,220
		Gazprom:
		Bonds:
39,330,000	RUB	Series A7, 0.260% due 10/29/09 (c)	1,508,134
13,110,000	RUB	Series A8, 0.268% due 10/27/11	501,707
170,000		Loan Participation Notes, 6.212% due 11/22/16 (d)	170,340
17,410,000	RUB	Gazprom OAO, Series A6, 0.266% due 8/6/09	672,110
1,230,000		Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (d)	1,289,963
470,000		TNK-BP Finance SA, 7.500% due 7/18/16 (d)	498,200
150,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (d)	160,125
		Total Russia	7,209,799
Thailand — 1.1%
670,000		True Move Co., Ltd., 10.750% due 12/16/13 (d)	686,750
Venezuela — 3.0%
1,930,000		Petrozuata Finance Inc., 8.220% due 4/1/17 (d)	1,934,825
		TOTAL CORPORATE BONDS & NOTES (Cost — $18,092,652)	18,778,443
Warrants
WARRANT — 0.1%
1,500		Bolivarian Republic of Venezuela, Oil-linked payment obligations,, Expires 4/15/20 (Cost — $46,500)	54,375
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $54,873,068)	59,089,735

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report	5

Schedule of Investments (February 28, 2007) (unaudited) (continued)

Face Amount†		Security	Value
SHORT-TERM INVESTMENTS — 9.4%
Credit Linked Notes — 0.9%
600,000		UBS AG Jersey Branch, Medium-Term Notes, 7.684% due 4/12/07 (Cost — $602,160)	$602,160
Sovereign Bonds — 4.9%
		Egypt Treasury Bills:
2,975,000	EGP	Zero coupon bond to yield 9.646% due 4/17/07	516,042
14,800,000	EGP	Zero coupon bond to yield 9.543% due 10/30/07	2,444,948
1,500,000	EGP	Zero coupon bond to yield 9.491% due 11/6/07	247,456
		Total Sovereign Bonds (Cost — $3,189,168)	3,208,446
U.S. Government Agency — 0.1%
100,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (g) (h) (Cost — $98,389)	98,362
Repurchase Agreement — 3.5%
2,252,000		Nomura Securities International Inc. repurchase agreement dated 2/28/07, 5.300% due 3/1/07; Proceeds at maturity — $2,252,332; (Fully collateralized by U.S. Government Agency Obligation, 4.875% due 2/9/10; Market value — $2,297,734) (Cost — $2,252,000) (c)	2,252,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $6,141,717)	6,160,968
		TOTAL INVESTMENTS — 100.0% (Cost — $61,014,785#)	$65,250,703

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is currently in default.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2007.
(c)	All or a portion of this security is segregated for open futures contracts and reverse repurchase agreements.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Rate shown represents yield-to-maturity.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	– Argentine Peso
DEM	– German Mark
EGP	– Egyptian Pound
EUR	– Euro
FLIRB	– Front-Loaded Interest Reduction Bonds
GDP	– Gross Domestic Product
ITL	– Italian Lira
MXN	– Mexican Peso
RUB	– Russian Ruble

See Notes to Financial Statements.

6              Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report

Statement of Assets and Liabilities (February 28, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $61,014,785)	$65,250,703
Foreign currency, at value (Cost — $18,009)	18,059
Cash	437
Receivable for securities sold	3,324,855
Interest receivable	934,466
Receivable from broker — variation margin on open futures contracts	24,736
Prepaid expenses	526
Total Assets	69,553,782
LIABILITIES:
Payable for securities purchased	3,156,875
Payable for open reverse repurchase agreements	2,084,374
Investment management fee payable	51,265
Directors’ fees payable	13,510
Interest payable	3,688
Accrued expenses	94,234
Total Liabilities	5,403,946
Total Net Assets	$64,149,836

NET ASSETS:
Par value ($0.001 par value; 4,214,736 shares issued and outstanding; 100,000,000 shares authorized)	$4,215
Paid-in capital in excess of par value	58,592,498
Undistributed net investment income	394,087
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	1,031,803
Net unrealized appreciation on investments, futures contracts and foreign currencies	4,127,233
Total Net Assets	$64,149,836

Shares Outstanding	4,214,736
Net Asset Value	$ 15.22

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report	7

Statement of Operations (For the six months ended February 28, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$2,264,894

EXPENSES:
Investment management fee (Note 2)	337,904
Directors’ fees	40,003
Interest expense (Note 3)	38,214
Shareholder reports	36,918
Audit and tax	24,874
Commitment fees (Note 4)	22,217
Legal fees	20,300
Transfer agent fees	9,431
Stock exchange listing fees	8,950
Custody fees	4,778
Insurance	920
Miscellaneous expenses	3,992
Total Expenses	548,501
Net Investment Income	1,716,393
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	1,416,962
Futures contracts	(94,547)
Foreign currency transactions	7,306
Net Realized Gain	1,329,721
Change in Net Unrealized Appreciation/Depreciation From:
Investments	371,833
Futures contracts	(19,718)
Foreign currencies	256
Change in Net Unrealized Appreciation/Depreciation	352,371
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	1,682,092
Increase in Net Assets From Operations	$3,398,485

See Notes to Financial Statements.

8              Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended February 28, 2007 (unaudited)
and the year ended August 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$1,716,393	$3,775,516
Net realized gain	1,329,721	7,139,397
Change in net unrealized appreciation/depreciation	352,371	(5,195,478)
Increase in Net Assets From Operations	3,398,485	5,719,435
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(1,322,306)	(5,797,958)
Net realized gains	(3,919,903)	(7,584,837)
Decrease in Net Assets From Distributions to Shareholders	(5,242,209)	(13,382,795)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (16,939 and 40,375 shares issued, respectively)	254,936	628,866
Increase in Net Assets From Fund Share Transactions	254,936	628,866
Decrease in Net Assets	(1,588,788)	(7,034,494)
NET ASSETS:
Beginning of period	65,738,624	72,773,118
End of period *	$64,149,836	$65,738,624

* Includes undistributed net investment income of:	$394,087	—

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report	9

Statement of Cash Flows (For the six months ended February 28, 2007) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$2,290,254
Operating expenses paid	(532,948)
Net purchases of short-term investments	(3,720,243)
Realized gain on foreign currency transactions	7,306
Realized loss on futures contracts	(94,547)
Net change in unrealized appreciation/depreciation on futures contracts	(19,718)
Net change in unrealized appreciation/depreciation on foreign currencies	256
Purchases of long-term investments	(17,601,747)
Proceeds from disposition of long-term investments	24,735,778
Change in receivable from broker-variation margin on futures contracts	(24,736)
Change in payable to broker - variation margin on futures contracts	(25,478)
Interest paid	(57,139)
Net Cash Flows Provided By Operating Activities	4,957,038
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid	(5,242,209)
Deposits with brokers for futures contracts	60,000
Cash paid on reverse repurchase agreements	(35,466)
Proceeds from reinvestment of dividends	254,936
Net Cash Flows Used By Financing Activities	(4,962,739)
Net Decrease in Cash	(5,701)
Cash and Foreign Currency, Beginning of period	24,197
Cash and Foreign Currency, End of period	$18,496
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$3,398,485
Accretion of discount on investments	(55,442)
Amortization of premium on investments	73,364
Decrease in investments, at value	1,131,952
Increase in payable for securities purchased	3,156,875
Decrease in interest receivable	7,438
Increase in receivable for securities sold	(2,663,834)
Increase in receivable from broker-variation margin on futures contracts	(24,736)
Decrease in payable to broker-variation margin on futures contracts	(25,478)
Decrease in prepaid expenses	9,871
Decrease in interest payable	(18,925)
Decrease in accrued expenses	(32,532)
Total Adjustments	1,558,553
Net Cash Flows Provided By Operating Activities	$4,957,038

See Notes to Financial Statements.

10            Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

	2007(1)		2006		2005	2004(2)	2003(2)	2002(2)
Net Asset Value, Beginning of Period	$15.66		$17.50		$16.16	$15.56	$11.80	$12.91
Income (Loss) From Operations:
Net investment income	0.41		0.98		1.26	1.35	1.54	1.67
Net realized and unrealized gain (loss)	0.40		0.39		1.77	0.90	3.87	(1.13)
Total Income From Operations	0.81		1.37		3.03	2.25	5.41	0.54
Less Distributions From:
Net investment income	(0.32)		(1.40)		(1.69)	(0.60)	(1.65)	(1.65)
Net realized gains	(0.93)		(1.81)		—	(1.05)	—	—
Total Distributions	(1.25)		(3.21)		(1.69)	(1.65)	(1.65)	(1.65)
Net Asset Value, End of Period	$15.22		$15.66		$17.50	$16.16	$15.56	$11.80
Market Price, End of Period	$14.68		$15.29		$17.58	$17.56	$16.80	$12.30
Total Return, Based on NAV(3)	5.33%		8.74%		19.94%	15.26%	48.99%	3.94%
Total Return, Based on Market Price(4)	4.08%		5.84%		10.14%	15.33%	53.82%	6.10%
Net Assets, End of Period (000s)	$64,150		$65,739		$72,773	$66,821	$63,824	$48,049
Ratios to Average Net Assets:
Gross expenses	1.70	%(5)	2.10%		2.46%	2.24%	2.72%	3.26%
Gross expenses, excluding interest expense	1.59	(5)	1.46		1.44	1.55	1.83	1.81
Net expenses	1.70	(5)	2.10	(6)	2.46	2.24	2.72	2.96 (6)
Net expenses, excluding interest expense	1.59	(5)	1.46	(6)	1.44	1.55	1.83	1.51 (6)
Net investment income	5.33	(5)	5.59		7.59	8.45	11.16	13.24
Portfolio Turnover Rate	33%		90%		88%	110%	179%	168%
Supplemental Data:
Loans Outstanding, End of Period (000s)	—	(7)	—	(7)	$16,000	$20,000	$20,000	$20,000
Weighted Average Loan (000s)	—	(7)	$7,771	(7)	$18,707	$20,000	$20,000	$20,000
Weighted Average Interest Rate on Loans	—	%(7)	5.54	%(7)	3.58%	2.27%	2.51%	3.70%

(1)	For the six months ended February 28, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	The Fund did not have an outstanding loan at the end of the period.

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report	11

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) (formerly known as Salomon Brothers Emerging Markets Income Fund, Inc.) was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund, under normal conditions, invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

12            Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of

Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report	13

Notes to Financial Statements (unaudited) (continued)

the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized

14            Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee calculated at an annual rate of 1.05% of the Fund’s average weekly net assets. This fee is calculated daily and paid monthly.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended February 28, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 20,758,622
Sales	27,400,680

Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report	15

Notes to Financial Statements (unaudited) (continued)

At February 28, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 4,361,618
Gross unrealized depreciation	(125,700)
Net unrealized appreciation	$ 4,235,918

At February 28, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 10 Year Notes	3	3/07	$325,126	$325,688	$(562)
U.S. Treasury 10 Year Notes	97	6/07	10,425,398	10,533,594	(108,196)
Net Unrealized Loss on Open Futures Contracts					$(108,758)

Transactions in reverse repurchase agreements for the Fund during the six months ended February 28, 2007 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$2,404,486	3.16%	$3,428,180

Interest rates on reverse repurchase agreements ranged from 0.35% to 5.25% during the six months ended February 28, 2007. Interest expense incurred on reverse repurchase agreements totaled $38,214.

16            Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At February 28, 2007, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$430,777	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 2/2/07 bearing 3.900% to be repurchased at a date and an amount to be determined, collateralized by: $314,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $484,270	$430,777
640,090	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 2/13/07 bearing 5.250% to be repurchased at $643,357 on 3/20/07, collateralized by: $484,000 Republic of the Philippines, 10.625% due 3/16/25; Market value (including accrued interest) — $713,270	640,090
174,032	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 2/13/07 bearing 0.750% to be repurchased at $174,181 on 3/26/07, collateralized by: $149,000 Bolivarian Republic of Venezuela, 9.375% due 1/13/34; Market value (including accrued interest) — $195,514	174,032
839,475	Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 2/13/07 bearing 2.500% to be repurchased at $841,457 on 3/19/07, collateralized by: $605,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $933,068	839,475
	Total Reverse Repurchase Agreements (Proceeds — $2,084,374)	$2,084,374

4. Loan

At February 28, 2007, the Fund had a $7,000,000 credit line pursuant to an amended and restated revolving credit and security agreement (“Agreement”), dated as of November 20, 2006, among the fund, Panterra Funding LLC and Citibank N.A. (“Citibank”). Citibank acts as administrative agent and secondary lender pursuant to the Agreement. A loan made pursuant to the agreement generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee of 0.10% on the total amount of the loan available if unused. Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.

During the six months ended February 28, 2007, the credit line available to the Fund was reduced from $8,000,000 to $7,000,000. The Fund did not have any loans outstanding during the period.

5. Distributions Subsequent to February 28, 2007

On March 1, 2007, the Board of Directors of the Fund declared a dividend distribution in the amount of $0.3150 per share, which is comprised of $0.2390 of income and $0.0760 of short-term capital gain per common share, payable on March 30, 2007 to shareholders of record on March 23, 2007.

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”)

Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

18            Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report	19

Notes to Financial Statements (unaudited) (continued)

9. Change in Investment Policy

On December 21, 2006, the Fund announced that the Board of Directors approved a management recommendation to change the then current, non-fundamental investment policy that limited investment in non-dollar-denominated securities to no more than 15% of total assets. Effective January 2, 2007, this investment restriction was removed. Management requested this change to allow the Fund greater flexibility in its investment policies by permitting unrestricted investment in non-dollar-denominated securities.

20            Western Asset Emerging Markets Income Fund Inc. 2007 Semi-Annual Report

Additional Shareholder Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on December 7, 2006, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

Nominees	Votes For	Votes Withheld
William R. Hutchinson	3,725,475	55,821
Dr. Riordan Roett	3,726,053	55,243
Jeswald W. Salacuse	3,722,815	58,481

At February 28, 2007, in addition to William R. Hutchinson, Dr. Riordan Roett, Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken

Western Asset Emerging Markets Income Fund Inc.	21

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., formerly known as Salomon Brothers Emerging Markets Income Fund Inc. (“Fund”), will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase

22            Western Asset Emerging Markets Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by

Western Asset Emerging Markets Income Fund Inc.    23

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the

24            Western Asset Emerging Markets Income Fund Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Emerging Markets Income Fund Inc.    25

Western Asset Emerging
Markets Income Fund Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	EMERGING MARKETS
Daniel P. Cronin	INCOME FUND INC.
Paolo M. Cucchi	125 Broad Street
Leslie H. Gelb	10th Floor, MF-2
R. Jay Gerken, CFA	New York, New York 10004
Chairman
William R. Hutchinson	INVESTMENT MANAGER
Dr. Riordan Roett	Legg Mason Partners
Jeswald W. Salacuse	Fund Adviser, LLC

OFFICERS	SUBADVISERS
R. Jay Gerken, CFA	Western Asset Management
President and	Company
Chief Executive Officer	Western Asset Management
Company Limited
Frances M. Guggino
Chief Financial Officer	CUSTODIAN
and Treasurer	State Street Bank and Trust
Company
Ted P. Becker	225 Franklin Street
Chief Compliance Officer	Boston, Massachusetts 02110

Robert I. Frenkel	TRANSFER AGENT
Secretary and	American Stock Transfer &
Chief Legal Officer	Trust Company
59 Maiden Lane
New York, New York 10038

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

NEW YORK STOCK
EXCHANGE SYMBOL
EMD

This report is transmitted to the		Western Asset Emerging
shareholders of Western Asset		Markets Income Fund Inc.
Emerging Markets Income Fund Inc.
for their information. This is not a		Notice is hereby given in accordance with Section 23(c) of the
prospectus, circular or representation		Investment Company Act of 1940, as amended, that from time to time
intended for use in the purchase of		the Fund may purchase, at market prices, shares of its common stock
shares of the Fund or any securities		in the open market.
mentioned in this report.
The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in
American Stock Transfer &		Washington D.C., and information on the operation of the Public
Trust Company		Reference Room may be obtained by calling 1-800-SEC-0330. To obtain
59 Maiden Lane		information on Form N-Q from the Fund, shareholders can call
New York, New York 10038		1-800-451-2010.

WAS04029 2/07	SR07-298	Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010,
(2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

Not Applicable

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.                  Principal Accountant Fees and Services

Not Applicable

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote. In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	May 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	May 7, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	May 7, 2007